PROMISSORY NOTE
                                ---------------


$500,000                                                    February 23, 2000


     FOR VALUE RECEIVED, the undersigned, Grant F. Pace and Susan W. Pace, jointly and severally agree to pay to the order of NU SKIN ENTERPRISES, INC., a Delaware corporation, at 75 West Center Street, Provo, Utah 84601, or at such other place as the holder (the "Holder") of this Note may from time to time designate in writing, without setoff, in lawful money of the United States of America, the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000) together with interest on such principal sum and any other amounts due under this Note.

     1. Interest. Commencing on the date of this Note and continuing until all principal and interest due under this Note are paid in full, the outstanding principal balance of this Note shall bear interest at the rate of 5.8% percent per annum. Interest shall accrue daily and be calculated on the basis of a three hundred sixty (360) day year and the actual number of days elapsed in any partial calendar month.

     2. Payment. Accrued interest shall be due and payable in semi-annual installments due on the 15th day of April and October each year, commencing on October 15, 2000. The entire principal balance of this Note, together with any accrued and unpaid interest thereon and any other fees, costs or expenses payable hereunder, shall be due and payable on the earlier to occur of the following: (i) March 1, 2005, (ii) the 180th day following the date of the undersigned's voluntary termination of employment with the Holder or any affiliate thereof, (iii) the one year anniversary of the date of the termination of the employment of the undersigned by Holder if Holder terminates such employment other than for "cause" (as defined in the undersigned's employment agreement), and (iv) the 30th day following the date of the termination of the employment of the undersigned by Holder if Holder terminates such employment for "cause" (as defined in the undersigned's employment agreement); provided, in the event of a "change in control" (as defined in Schedule A), this Note shall in no event become due and payable prior to the third annual anniversary of the date of such change in control. Unless the Holder shall otherwise elect, each payment made under this Note shall be applied first to costs and expenses incurred in connection with the enforcement of this Note and interest due under this Note, and any balance shall be applied to reduce the principal balance of this Note.

     3. Late or Partial Payments. Any payment required under this Note or under any other agreement entered into in connection with this Note that is not made when due, shall bear interest payable on demand, both before and after judgment, at the rate of fifteen percent (15.0%) per annum (the "Default Rate"). The acceptance by the Holder of any payment that is less than the entire amount then due under this Note shall be on account only and shall not constitute a waiver of the obligation of the undersigned to pay such entire amount. The failure of the undersigned to pay the entire amount then due under this Note shall be and continue to be an event of default under this Note, notwithstanding the acceptance by the Holder of less than such entire amount on account, and the Holder shall thereafter, until such entire amount is paid (and notwithstanding acceptance by the Holder thereafter of further sums on account or otherwise), be entitled to exercise all rights and remedies provided for in this Note and under any other agreement entered into in connection with this Note. The acceptance by the Holder of any amount due under this Note after the same is due shall not constitute a waiver of the right to require prompt payment, when due, of all other amounts due under this Note or to declare that an event of default has occurred under this Note with respect to any other amount not paid when due.

     4. Default. If any payment required under this Note is not made when due or if the undersigned fails to promptly grant a valid mortgage or trust deed on the residential property to be purchased by the undersigned, if it is purchased by the undersigned, or a material breach under any other agreement entered into in connection with this Note occurs, the entire unpaid principal balance of this Note, together with all accrued but unpaid interest and any late charges due under this Note, shall, at the option of the Holder, become due and payable without presentment, demand, protest or notice of any kind, all of which are expressly waived by the undersigned and all endorsers, guarantors, sureties, accommodation parties and other persons at any time liable for all or any portion of the indebtedness evidenced by this Note, and shall thereafter earn interest, both before and after judgment, at the Default Rate. Any forbearance, failure or delay by the Holder in exercising any right or remedy under this Note or otherwise available to the Holder shall not be deemed to be a waiver of such right or remedy, nor shall any single or partial exercise of any right or remedy preclude the further exercise of such right or remedy. The undersigned shall pay all reasonable costs and expenses incurred by the Holder in connection with the enforcement of this Note (regardless of the particular nature of such costs and expenses and whether incurred before or after the initiation of suit or before or after judgment), including, without limitation, court costs and attorneys' fees and costs.

     5. Security. This Note is secured as provided by a mortgage or trust deed (the "Mortgage") on the undersigned's primary residential property owned by the undersigned or hereafter acquired in Provo, Utah, and the undersigned agrees to execute a trust deed or mortgage on such property in a form acceptable to the Holder. The Holder agrees that the Mortgage shall be subordinate to the trust deed or mortgage securing the primary loan used to finance the purchase of such residential property.

     6. Miscellaneous. The undersigned and all endorsers, guarantors, sureties, accommodation parties and other persons at any time liable for all or any portion of the indebtedness evidenced by this Note consent to all extensions of time, renewals, waivers or modifications that may be granted by the Holder with respect to the payment or other provisions of this Note, the release of all or any portion of any security given in connection with this Note, with or without substitution, and the release of any party liable under this Note. If this Note is executed by more than one person, each of such persons shall be jointly and severally liable for all of the obligations evidenced by this Note. Time is of the essence with respect to all obligations of the undersigned under this Note. The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision of this Note. The terms of this Note shall bind the undersigned and inure to the benefit of the Holder and its respective heirs, successors, assigns and legal representatives. The Holder may, in its sole discretion, assign part or all of its interest under this Note at any time or from time to time. This Note shall be governed by Utah law. This Note, the Pledge Agreement and any other written agreement entered into in connection with this Note are a final expression of the agreement between the Holder and the undersigned and may not be contradicted by evidence of any alleged oral agreement.


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


     THE UNDERSIGNED has executed and delivered this Note on the date set forth below, to be effective as of the date first set forth above.

                                    GRANT F. PACE

                                    /s/Grant F. Pace

Date: February 23, 2000             Grant F. Pace


                                    SUSAN W. PACE

                                    /s/ Susan W. Pace

Date: February 23, 2000             Susan W. Pace


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


                                   Schedule A

For purposes of this Note, a change in control shall mean any of the following events that occur during the term of this Note:

     (1) An acquisition (other than directly from Nu Skin Enterprises, Inc. (hereinafter the "Company") ) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of
Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) immediately after which such Person has 'Beneficial Ownership' (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Voting Securities which are acquired in a "Non-Control Acquisition" (as defined below) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (i) the Company or (ii) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Company Subsidiary"), (B) the Company or any Company Subsidiary, (C) any Person in connection with a "Non-Control Transaction" (as defined below), or (D) any holder of the Class B Common Stock of the Company;


     (2) Approval by stockholders of the Company of:

          (A) A merger, consolidation or reorganization involving the Company, unless

               (i) the stockholders of the Company immediately before such merger, consolidation or reorganization own, directly or indirectly, immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization; or

               (ii) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation; or

               (iii) one or more holders of the Class B Common Stock own in the aggregate at least 50% of the combined voting power of the outstanding voting securities of the Surviving Corporation.

          A transaction described in clauses (i), (ii) or (iii) shall herein be referred to as a "Non-Control Transaction;"

          (B) A complete liquidation or dissolution of the Company; or


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


          (C) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Company Subsidiary) or to a Company controlled by one or more holders of the Class B Common Stock.

     Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding voting securities as a result of the acquisition of voting securities by the Company which, by reducing the number of voting securities outstanding, increases the proportional number of shares beneficially owned by the Subject Person; provided, however, that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional voting securities which increases the percentage of the then outstanding voting securities beneficially owned by the Subject Person, then a Change in Control shall occur.


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